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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  August 4, 2006

WEST COAST CAR COMPANY

(Exact Name of Registrant as Specified in Charter)

Delaware	0-51312	54-2155579
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

1608 W 2225 S, Woods Cross, Utah	84087
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code:  801-295-3400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Section 5—Corporate Governance and Management

Item 5.01  Changes in Control of Registrant.

On August 30, 2006, our President, Mr. Robert Worthington tendered his resignation, effective August 4th, 2006, as officer and director of the Company. As a result of Mr. Worthington's resignation, we have two remaining directors. The board has determined not to immediately appoint a successor to Mr. Worthington. Daniel Drummond, a director and Vice President, will assume the position of Acting President until such time as the board has the opportunity to fully assess the situation and consider new nominees to the board.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

West Coast Car Company

/s/ Daniel D. Drummond

Daniel D. Drummond,

President

DATED:  September 11, 2006

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